                                 EXHIBIT 99.1


ITEM F(D)  SELECTED CONSOLIDATED FINANCIAL DATA

     The selected consolidated financial data presented below for, and as of the end of, each of the fiscal years in the two-year period ended March 28, 1997 have been derived from financial statements of Keystone Automotive Industries, Inc. (the "Company"), which have been audited by Ernst & Young LLP, independent auditors, appearing elsewhere in the Company's Form 8-K filed with the Securities and Exchange Commission on April 8, 1998 (the "Form 8-K"). The selected financial data presented below for the fiscal year ended March 31, 1995, has been derived from the Statement of Income audited by Ernst & Young LLP, included in the Form 8-K. The selected financial data presented below as of the end of the fiscal year ended March 31, 1995 and for, and as of the end of, each of the fiscal years in the two-year period ended March 25, 1994 has been derived from unaudited financial statements of the Company not included in the Form 8-K and which, in the opinion of management, include all adjustments, consisting only of normal recurring adjustments, necessary for a fair statement of the results for the years ended March 26, 1993 and March 25, 1994 and the financial position as of March 31, 1995. The historical consolidated financial data for all periods presented includes the accounts and operations of Inteuro Parts Distributors, Inc. ("Inteuro") and Car Body Concepts, Inc. ("Car Body"), which were acquired by the Company on January 1, 1998 in transactions accounted for as poolings of interest. The selected consolidated financial data as of and for the nine-month period ended December 26, 1997 presented below, was derived from the historical unaudited consolidated financial statements of the Company as of and for the nine-month period ended December 26, 1997 and the historial unaudited financial statements of Inteuro and Car Body as of and for the nine months ended December 31, 1997, after giving effect to the acquisitions using the "pooling of interests" method of accounting. The unaudited consolidated financial statements include, in the opinion of the Company's management, all adjustments, consisting only of normal recurring adjustments, which the Company considers necessary for a fair presentation of the financial condition and results of operations of the Company for this period. Operating data for the nine months ended December 26, 1997 is not necessarily indicative of the results of operations that may be expected for the full year. The following selected consolidated financial data should be read in conjunction with the supplemental consolidated financial statements and notes thereto and Item 99.3. "Management's Discussion and Analysis of Financial Condition and Results of Operations" included elsewhere in the Form 8-K.


                                                                           FISCAL YEAR ENDED
                                                -------------------------------------------------------------------       Nine
                                                         (In thousands, except share and per share amounts)              Months
                                                                                                                          Ended
                                                 March 26,     March 25,     March 31,     March 29,     March 28,    December 26,
                                                   1993          1994         1995(1)        1996          1997            1997
                                                -----------   -----------   -----------   -----------   -----------   ------------
                                                (Unaudited)   (Unaudited)                                              (Unaudited)
CONSOLIDATED STATEMENT OF INCOME DATA
Net sales.....................................  $   111,936   $   125,781   $   149,581   $   178,076   $   223,806   $    192,459
Cost of sales.................................       66,613        74,186        88,609       107,415       132,085        111,828
                                                -----------   -----------   -----------   -----------   -----------   ------------
Gross profit..................................       45,323        51,595        60,972        70,661        91,721         80,631
                                                -----------   -----------   -----------   -----------   -----------   ------------
Selling and distribution expenses.............       33,616        37,176        43,101        50,156        61,063         54,187
General and administrative expenses...........        8,578        10,257        10,831        10,968        13,831          9,847
Merger costs..................................            -             -             -             -           905            323
Severence costs...............................            -             -             -             -             -            705
                                                -----------   -----------   -----------   -----------   -----------   ------------
                                                     42,194        47,433        53,932        61,124        75,799         65,062
                                                -----------   -----------   -----------   -----------   -----------   ------------
Operating income..............................        3,129         4,162         7,040         9,537        15,922         15,569
Interest expense, net.........................        1,098           892         1,300         1,721         1,477            114
                                                -----------   -----------   -----------   -----------   -----------   ------------
Income before income taxes....................        2,031         3,270         5,740         7,816        14,445         15,455
Income taxes..................................          566         1,108         1,543         2,836         4,435          4,996
Cumulative effect of accounting change
  for income taxes............................            -           134             -             -             -              -
                                                -----------   -----------   -----------   -----------   -----------   ------------
Net income....................................  $    1, 465   $     2,028   $     4,197   $     4,980   $    10,010   $     10,459
                                                ===========   ===========   ===========   ===========   ===========   ============
Net income per share..........................  $       .14   $       .20   $       .41   $       .49   $       .88   $        .76
                                                ===========   ===========   ===========   ===========   ===========   ============
Weighted average common shares outstanding(2).   10,313,000    10,313,000    10,255,000    10,250,000    11,408,000     13,674,000

Pro forma information (unaudited)(3):
  Net income, as previously reported..........  $     1,465   $     2,028   $     4,197   $     4,980   $    10,010   $     10,459
  Pro forma tax adjustment....................         (226)         (167)         (705)         (258)       (1,288)        (1,186)
                                                -----------   -----------   -----------   -----------   -----------   ------------
  Pro forma net income........................  $     1,239   $     1,861   $     3,492   $     4,722   $     8,722   $      9,273
                                                ===========   ===========   ===========   ===========   ===========   ============
  Pro forma earnings per share................  $       .12   $       .18   $       .34   $       .46   $       .76   $        .68
                                                ===========   ===========   ===========   ===========   ===========   ============

                                          March 26,      March 25,      March 31,      March 29,      March 28,     December 26,
                                            1993           1994          1995(1)         1996           1997           1997
                                        -------------  -------------  -------------  -------------  -------------  -------------
                                         (Unaudited)    (Unaudited)    (Unaudited)                                  (Unaudited)
                                                                      (In thousands)
CONSOLIDATED BALANCE SHEET DATA
Working capital....................     $      11,767  $      12,711  $      15,230  $      18,134  $      30,154  $      69,003
Total assets.......................            43,776         49,324         56,757         71,780         87,183        113,659
Total current liabilities..........            24,008         28,501         30,252         38,335         38,240         19,412
Long-term debt.....................             3,011          2,235          4,063          7,021          2,087            372
Shareholder's equity...............            15,935         17,890         21,671         26,119         46,453         93,472

____________
(1)  Fiscal 1995 contained 53 weeks.

(2) Includes Common Stock equivalents attributable to stock options outstanding, which are not material.

(3) Proforma information gives effect to an income tax adjustment to reflect taxation of Inteuro and Car Body income as a C corporation, rather than an S corporation, at an estimated statutory rate of approximately 39%.